Exhibit 10.12
      -------------------------------------------------------------------
       This is a specimen document only. Its legal and tax consequences must be reviewed and approved by qualified legal and tax counsel before it is utilized for any purpose. It has been furnished by Benmark, Inc.
      -------------------------------------------------------------------

                      DIRECTOR SUPPLEMENTAL RETIREMENT PLAN

                               DIRECTOR AGREEMENT


     THIS AGREEMENT is made and entered into this ____ day of ______________, 2002, by and between Cherokee Bank, a bank organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Bank"), and _______________________, a member of the Board of Directors of the Bank (hereinafter referred to as the "Director").

     WHEREAS, the Director is now serving on the Board of the Bank (hereinafter referred to as the "Board") and has for many years faithfully served the Bank. It is the consensus of the Board of Directors that the Director's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Director's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Director's continued services so essential to the Bank's future growth and profits, that it would suffer severe financial loss should the Director terminate his/her service on the Board;

     ACCORDINGLY,  the  Board  has  adopted  the  Bank  Director  Supplemental
                                                  ----
Retirement Plan (hereinafter referred to as the "Director Plan") and it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director upon the Director's retirement and to the Director's beneficiary(ies) in the event of the Director's death pursuant to the Director Plan;

     FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and be considered a non-qualified benefit plan for purposes of the Employee Income Retirement Security Act of 1974, as amended ("ERISA"). The Director is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

     NOW THEREFORE, in consideration of services the Director has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Director agree as follows:

I.     DEFINITIONS

      A.    Effective Date:
            ---------------

            The  Effective  Date  of  the Director Plan shall be ______________,
            2002.

      B.    Plan  Year:

            Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

      C.    Retirement  Date:
            ----------------

            Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age sixty-five
            (65)  or  such  later  date  as  the  Director  may actually retire.

      D.    Termination of Service:
            ------------------------

            Termination of Service shall mean the Director's voluntary resignation from service on the Board or failure to be re-elected to the Board, prior to the Normal Retirement Age (Subparagraph I [J]).

      E.    Pre-Retirement Account:
            -----------------------

            A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Director. Prior to the Director's Termination of Service or a Director's retirement, whichever event shall first occur, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

      F.    Index Retirement Benefit:
            --------------------------

            The Index Retirement Benefit for each Director in the Director Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Opportunity Cost (Subparagraph I [H]) for that Plan Year, divided by a factor equal to 1.18 minus the marginal tax rate.

      G.    Index:
            -----

            The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinbelow as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the Effective Date of the Director Plan.

            Insurance  Company:
            Policy  Form:
            Policy  Name:
            Insured's  Age  and  Sex:
            Riders:
            Ratings:
            Option:
            Face  Amount:
            Premiums  Paid:
            Number  of  Premium  Payments:
            Assumed  Purchase  Date:

            If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Director Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased, or had not subsequently surrendered or lapsed. Said illustrations shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

            In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and the Director's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Director Plan than that of an unsecured creditor of the Bank.

      H.    Opportunity Cost:
            -----------------

            The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Director pursuant to the Director Plan (Paragraph II hereinafter) plus the amount of all previous years after-tax Opportunity Cost, and multiplying that sum by the average after-tax yield of a one-year Treasury bill for the Plan Year.

      I.    Change of Control:
            -------------------

            Change of Control means the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the Effective Date of this Director Plan. For the purposes of this Director Plan, transfers on account of deaths or gifts, transfers between family members or transfers made to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control.

      J.    Normal Retirement Age:
            ----------------------

            Normal Retirement Age shall mean the date on which the Director attains age sixty-five (65).

II.   INDEX  BENEFITS

      A.    Retirement Benefits:
            --------------------

            Subject to Subparagraph II (D) hereinafter, a Director who remains on the Board until the Normal Retirement Age (Subparagraph I [J]) shall be entitled to receive the balance in the Pre-Retirement Account in fifteen (15) equal annual installments commencing thirty
            (30) days following the Director's retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (as defined in Subparagraph I [F]) for each Plan Year subsequent to the Director's retirement, and including the remaining portion of the Plan Year following said retirement, shall be paid to the Director until the Director's death.*(and continue after the Director's death to the Director's beneficiary(ies) as set forth in Subparagraph II (C)(ii) hereinafter.)

            *This  language  is  for  J.Calvin  Hills and Roger M. Johnson only.

      B.    Termination  of  Service:
            ------------------------

            Subject to Subparagraph II (D), should a Director suffer a Termination of Service subsequent to three (3) full years of service with the Bank from the date of first service, the Director shall be entitled to receive the balance in the Pre-Retirement Account payable to the Director in fifteen (15) equal annual installments commencing thirty (30) days following the Director's Normal Retirement Age (Subparagraph I [J]). In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit for each Plan Year subsequent to the year in which the Director attains Normal Retirement Age, and including the remaining portion of the Plan Year in which the Director attains Normal Retirement Age, shall be paid to the Director until the Director's death. *(and continue after the Director's death to the Director's beneficiary(ies) as set forth in Subparagraph II (C)(ii) hereinafter.)

            *This  language  is  for  J.Calvin  Hills and Roger M. Johnson only.

      C.    Death:
            -----

            Should the Director die while there is a balance in the Director's Pre-Retirement Account (Subparagraph I [E]), said unpaid balance shall be paid in a lump sum to the individual or individuals the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Director's estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Director.

            The following language is for J.Calvin Hills and Roger M. Johnson only:

      C.    Death:
            -----

            (i) Should the Director die prior to having received the full balance of the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be immediately paid in a lump sum to the beneficiary selected by the Director and filed with the Bank; and

            (ii) When the Director dies, in addition to the payment the Director's designated beneficiary may receive described in II
                  (C) (i) hereinabove, the Director's designated beneficiary shall immediately begin receiving an amount of money equal to what the Director's Index Retirement Benefit would have been had the Director received ten (10) Index Retirement Benefit plan payments after his death, or had the Director lived and received said payments until age eighty-five (85), whichever event allows for the greater number of payments to the Director's beneficiary(ies). This amount of money shall be paid at the times and in the amounts that the Director would have received said Index Retirement Benefits; and

            (iii) In  any  event,  in the absence of or a failure to designate a beneficiary, the amounts described herein shall be paid to the personal representative of the Director's estate.

      D.    Discharge  for  Cause  and  Termination  of  Service:
            ----------------------------------------------------

            Should the Director be discharged prior to three (3) full years of service from the date of first service, or be discharged for Cause at any time, all benefits under this Director Plan shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving moral turpitude, fraud, or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to discharge "for cause," such dispute shall be resolved by arbitration as set forth in this Director Plan.

     E.     Death  Benefit:
            --------------

            Except as set forth above, there is no death benefit provided under this Agreement.

      F.    Disability:
            ----------

            In the event the Director becomes disabled prior to any Termination of Service, and the Director's employment is terminated because of such disability, he or she shall immediately begin receiving the benefits in Subparagraph II (A) above. Such benefit shall begin without regard to the Director's Normal Retirement Age and the Director shall be one hundred percent (100%) vested in the entire benefit amount. If there is a dispute regarding whether the Director is disabled, such dispute shall be resolved by a physician selected by the Bank and such resolution shall be binding upon all parties to this Agreement.

III.   DEFERRAL  BENEFITS

      A.    Deferral Election:
            ------------------

            Any Director wishing to defer any portion or all of the Director's fees may elect to defer up to ($ or %) each year for a maximum of
                                             -------
            five (5) years. At the end of the five-year period, the Board shall have the option of extending the deferral period for any amount of time it shall deem to be appropriate. The Director will make the election to defer by filing with the Bank a written statement setting forth the amount of the deferrals and the Director's election of payment as set forth in Subparagraph III (C) hereinafter. This statement must be filed prior to having earned the deferred income.

      B.    Deferred  Compensation  Account:
            -------------------------------

            The Bank shall establish a Deferred Compensation Account in the name of the Director and credit that account with the deferrals. The Bank shall also credit interest to the Deferred Compensation Account balance on December 31st of each year. The interest credited shall be the average yield of a one-year Treasury Bill for the Plan Year.

      C.    Retirement,  Termination  of  Service  or  Death:
            ------------------------------------------------

            Upon the Director's Retirement Date or Termination of Service from the Board [Subparagraphs I [C] and [D] hereinabove), the balance of the Director's Deferred Compensation Account shall be payable as elected by the Director one (1) year prior to receiving said benefit payable to the Director thirty (30) days following said event. If the Director fails to make said payment election, then the Director shall be paid in ten (10) equal annual installments as set forth herein. Should the Director die while there is a balance in the Director's Deferred Compensation Account, such balance shall be paid pursuant to Subparagraph II (C) hereinabove.

IV.   RESTRICTIONS  UPON  FUNDING

      The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

      The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

      If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

V.    CHANGE  OF  CONTROL

      Upon a Change of Control (Subparagraph I [I]), if the Director subsequently suffers a Termination of Service (Subparagraph I [D]), then the Director shall receive the benefits promised in this Director Plan upon attaining Normal Retirement Age, as if the Director had been continuously serving the Bank until the Director's Normal Retirement Age. The Director will also remain eligible for all promised death benefits in this Director Plan. In addition, no sale, merger, or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Director Plan and agrees to abide by its terms.

VI.   MISCELLANEOUS

      A.    Alienability and Assignment Prohibition:
            ------------------------------------------

            Neither the Director, nor the Director's surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

      B.    Binding  Obligation  of  the  Bank  and  any  Successor in Interest:
            -------------------------------------------------------------------

            The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

      C.    Amendment  or  Revocation:
            -------------------------

            It is agreed by and between the parties hereto that, during the lifetime of the Director, this Director Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Bank.

      D.    Gender:
            ------

            Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

      E.    Effect on Other Bank Benefit Plans:
            ---------------------------------------

            Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

      F.    Headings:
            --------

            Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

      G.    Applicable Law:
            ---------------

            The validity and interpretation of this Agreement shall be governed by the laws of the State of Georgia.

      H.    12  U.S.C.  Sec.  1828(k):
            -------------------------

            Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Sec. 1828(k) or any regulations promulgated thereunder.

      I.    Partial Invalidity:
            -------------------
            If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

      J.    Continuation as Director:
            --------------------------

            Neither this Agreement nor the payment of any benefits thereunder shall be construed as giving to the Director any right to be retained as a member of the Board of Directors of the Bank.

VII.   ERISA  PROVISION

      A.    Named Fiduciary and Plan Administrator:
            ------------------------------------------

            The "Named Fiduciary and Plan Administrator" of this Director Plan shall be Cherokee Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

      B.    Claims  Procedure  and  Arbitration:
            -----------------------------------

            In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director's beneficiary(ies) in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

            If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

            If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

            Where a dispute arises as to the Bank's discharge of the Director for "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VIII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

      The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Director Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Provided, however, that the Director shall be entitled to receive at least his/her Director's Deferred Compensation Account including interest earned. Upon a Change of Control (Subparagraph I [I]), this paragraph shall become null and void effective immediately upon said Change of Control.


IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.


                              CHEROKEE  BANK
                              Canton,  Georgia


____________________________  By:  ____________________________
Witness                                                  Title



____________________________       ____________________________
Witness                            Insured

                          BENEFICIARY DESIGNATION FORM
                    FOR THE DIRECTOR SUPPLEMENTAL RETIREMENT
                             PLAN DIRECTOR AGREEMENT

I.       PRIMARY  DESIGNATION
         --------------------
          (You may refer to the beneficiary designation information prior to completion.)

      A.    PERSON(S) AS A PRIMARY DESIGNATION:
            ---------------------------------------
            (Please  indicate  the  percentage  for  each  beneficiary.)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      B.    ESTATE AS A PRIMARY DESIGNATION:
            --------------------------------

      My Primary Beneficiary is The Estate of___________________________________
      as set forth in the last will and testament dated the _____ day of _____________, _______ and any codicils thereto.

      C.    TRUST AS A PRIMARY DESIGNATION:
            -----------------------------------

      Name  of  the  Trust:  __________________________________________________

      Execution  Date  of  the  Trust:  _____  /  _____  /  _________

      Name  of  the  Trustee:  ________________________________________________

      Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
      _________________________________________________________________________
      _________________________________________________________________________
      Is this an Irrevocable Life Insurance Trust? ________ Yes ________ No (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)


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II.     SECONDARY  (CONTINGENT)  DESIGNATION
        ------------------------------------

      A.    PERSON(S) AS A PRIMARY DESIGNATION:
            ---------------------------------------
            (Please  indicate  the  percentage  for  each  beneficiary.)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      B.    ESTATE AS A PRIMARY DESIGNATION:
            --------------------------------

      My Primary Beneficiary is The Estate of___________________________________
      as set forth in the last will and testament dated the _____ day of _____________, _______ and any codicils thereto.

      C.    TRUST AS A PRIMARY DESIGNATION:
            -----------------------------------

      Name  of  the  Trust:  __________________________________________________

      Execution  Date  of  the  Trust:  _____  /  _____  /  _________

      Name  of  the  Trustee:  ________________________________________________

      Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
      _________________________________________________________________________
      _________________________________________________________________________

All sums payable under the Director Supplemental Retirement Plan Director Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


______________________________________    _________________________________
Participant                                Date


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                              DEFERRAL DECLARATION

I.    AUTHORIZATION AND AMOUNT OF DEFERRAL

      The undersigned ______________________, a Director of the Board of Cherokee Bank, hereby elects to defer ___________ ($ or percent) of the Director's income for the year ______ and all subsequent years thereafter pursuant to the Director Supplemental Retirement Plan Director Agreement dated ______ day of ___________, _____, unless modified by the Director accordingly. The undersigned is a party to the above-referenced Agreement.

II.   DISTRIBUTION ELECTION

      Pursuant to the Provisions of my Director Supplemental Retirement Plan Director Agreement with Cherokee Bank, I hereby elect to have any distribution of the balance in my Deferral Account paid to me in installments as designated below:

      ______      Lump  sum.

      ______ Five (5) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

      ______ Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

      ______ Fifteen (15) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

      ______ The aforestated length of time for payments in monthly installments.


Date:___________________ Director:__________________________________________


                                       14
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